Exhibit 99.1
FOR IMMEDIATE RELEASE
Symbotic Reports 2023 Results with Record Revenue and Improved Margin as Deployments Accelerated

Wilmington, Massachusetts (November 20, 2023) -- Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, today announced financial results for its fourth quarter and fiscal year ended September 30, 2023. Symbotic posted revenue of $392 million, a net loss of $45 million and adjusted EBITDA1 of $13 million for the fourth quarter of fiscal 2023. In the same quarter of fiscal 2022, Symbotic had revenue of $244 million, a net loss of $53 million and an adjusted EBITDA loss1 of $20 million. Cash, cash equivalents, restricted cash and marketable securities on hand increased by $35 million from the prior quarter of 2023, to $548 million at the end of the fourth quarter.
For the full fiscal year 2023, Symbotic reported revenue of $1,177 million, reflecting 98% growth year over year, a net loss of $208 million, and an adjusted EBITDA loss1 of $18 million.
“This has been a year of tremendous growth and progress for Symbotic. Our financial performance is a testament to the hard work and dedication of our talented team,” said Symbotic Chairman and Chief Executive Officer, Rick Cohen. “In fiscal 2024, we will continue to invest in driving innovation, strengthening our partnerships, and scaling for growth.”
“We are pleased to report another quarter of strong revenue growth and margins, as we initiated four new system deployments and completed commissioning of two systems. We also accelerated the pace of system deployments,” said Symbotic Chief Financial Officer, Tom Ernst. “We are excited to be reporting our first quarter of positive adjusted EBITDA1 which demonstrates the strong operating leverage of our business.”
OUTLOOK
For the first quarter of fiscal 2024, Symbotic expects revenue of $350 million to $370 million, and adjusted EBITDA1,2 of $11 million to $14 million.
WEBCAST INFORMATION
Symbotic will host a webcast today at 5:00 pm ET to discuss its fourth quarter and full year fiscal 2023 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q4-2023.
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1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net loss, the most comparable GAAP measures.
2 Symbotic is not providing guidance for net loss, which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net loss is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC
Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today's complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce, Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.
USE OF NON-GAAP FINANCIAL INFORMATION
Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP”), including adjusted EBITDA, adjusted gross profit and adjusted gross profit margin. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this press release are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.
Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization; stock-based compensation; business combination transaction expenses; joint venture formation fees; CEO transition charges; restructuring charges; and other non-recurring items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation, stock-based compensation and restructuring charges. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by revenue. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit and adjusted gross profit margin, non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.
Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:

•meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;
•expand its target customer base and maintain its existing customer base;
•realize the benefits expected from the GreenBox joint venture;
•anticipate industry trends;
•maintain and enhance its platform;
•maintain the listing of the Symbotic Class A Common Stock on Nasdaq;
•execute its growth strategy;
•develop, design and sell systems that are differentiated from those of competitors;
•execute its research and development strategy;
•acquire, maintain, protect and enforce intellectual property;
•attract, train and retain effective officers, key employees or directors;
•comply with laws and regulations applicable to its business;
•stay abreast of modified or new laws and regulations applying to its business;
•successfully defend litigation;
•issue equity securities in connection with future transactions;
•meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;
•timely and effectively remediate any material weaknesses in our internal control over financial reporting;
•anticipate rapid technological changes; and
•effectively respond to general economic and business conditions.
Forward-looking statements also include, but are not limited to, statements with respect to:
•the future performance of our business and operations;
•backlog;
•expectations regarding revenues, expenses, adjusted EBITDA and anticipated cash needs;
•expectations regarding cash flow, liquidity and sources of funding;
•expectations regarding capital expenditures;
•the effects of pending and future legislation;
•business disruption, including business disruption following the GreenBox transaction;
•the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements entered into in connection with the GreenBox transaction;
•the effect of the announcement of the GreenBox transaction on the Company’s business relationships, performance, and business generally;
•the amount of the costs, fees, expenses and other charges related to the GreenBox transaction;
•disruption to the business due to the Symbotic’s dependency on certain customers;
•increasing competition in the warehouse automation industry;
•any delays in the design, production or launch of our systems and products;

•the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;
•any defects in new products or enhancements to existing products;
•the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of our new products and services and any changes in our product mix that shift too far into lower gross margin products; and
•any consequences associated with joint ventures and legislative and regulatory actions and reforms.
Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2022, and Symbotic’s Quarterly Report on Form 10-Q filed with the SEC on August 2, 2023. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in Symbotic’s Annual Report on Form 10-K filed with the SEC on December 9, 2022, and Symbotic’s Quarterly Report on Form 10-Q filed with the SEC on August 2, 2023, and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from adding to our base of outsourcing partners; risks related to the GreenBox joint venture and the effects of pending and future legislation.
Any financial projections in this press release or discussed in the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.
Annualized, projected and estimated numbers are not forecasts and may not reflect actual results.
This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.
INVESTOR RELATIONS CONTACT
Jeff Evanson
Vice President, Investor Relations & Corporate Development
Symbotic
ir@symbotic.com
MEDIA INQUIRIES
Kimberly Zminkowski
Director, Marketing
Symbotic
mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended			Year Ended
(in thousands, except share and per share information)	September 30, 2023	June 24, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Revenue:
Systems	$380,205	$302,350	$237,696	$1,138,059	$567,993
Software maintenance and support	2,135	1,768	933	6,601	3,735
Operation services	9,548	7,719	5,783	32,231	21,584
Total revenue	391,888	311,837	244,412	1,176,891	593,312
Cost of revenue:
Systems	321,425	244,660	199,704	940,076	464,179
Software maintenance and support	1,842	3,603	1,166	9,222	4,390
Operation services	9,832	10,665	6,813	37,854	25,096
Total cost of revenue	333,099	258,928	207,683	987,152	493,665
Gross profit	58,789	52,909	36,729	189,739	99,647
Operating expenses:
Research and development expenses	45,791	48,845	43,462	195,042	124,141
Selling, general, and administrative expenses	66,933	46,073	47,575	217,927	115,881
Total operating expenses	112,724	94,918	91,037	412,969	240,022
Operating loss	(53,935)	(42,009)	(54,308)	(223,230)	(140,375)
Other income, net	3,661	2,937	1,050	10,716	1,286
Loss before income tax	(50,274)	(39,072)	(53,258)	(212,514)	(139,089)
Income tax benefit (expense)	4,859	(5)	—	4,620	—
Net loss	(45,415)	(39,077)	(53,258)	(207,894)	(139,089)
Net loss attributable to Legacy Warehouse unitholders prior to the Business Combination	—	—	—	—	(72,134)
Net loss attributable to noncontrolling interests	(39,207)	(34,730)	(47,709)	(184,028)	(60,092)
Net loss attributable to common stockholders	$(6,208)	$(4,347)	$(5,549)	$(23,866)	$(6,863)

Loss per share of Class A Common Stock:
Basic and Diluted	$(0.08)	$(0.07)	$(0.10)	$(0.37)	$(0.13)
Weighted-average shares of Class A Common Stock outstanding:
Basic and Diluted	76,021,439	61,782,886	54,800,914	64,338,580	54,086,381

Symbotic Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
The following table reconciles GAAP net loss to Adjusted EBITDA:

	Three Months Ended			Year Ended
(in thousands)	September 30, 2023	June 24, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Net loss	$(45,415)	$(39,077)	$(53,258)	$(207,894)	$(139,089)
Interest income	(4,192)	(2,974)	(1,083)	(11,391)	(1,287)
Income tax (benefit) expense	(4,858)	5	—	(4,619)	—
Depreciation and amortization	4,479	1,621	1,789	9,475	5,989
Stock-based compensation	33,876	37,068	30,426	157,023	40,556
Business Combination transaction expenses	—	—	1,669	—	4,069
Joint venture formation fees	14,900	—	—	14,900	—
CEO transition charges	—	—	—	2,026	—
Restructuring charges	14,526	—	—	22,899	—
Adjusted EBITDA	$13,316	$(3,357)	$(20,457)	$(17,581)	$(89,762)
The following table reconciles GAAP gross profit to Adjusted gross profit:

	Three Months Ended			Year Ended
(in thousands)	September 30, 2023	June 24, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Gross profit	$58,789	$52,909	$36,729	$189,739	$99,647
Depreciation	86	178	110	639	353
Stock-based compensation	1,317	4,124	—	6,212	—
Restructuring charges	14,526	—	—	19,766	—
Adjusted gross profit	$74,718	$57,211	$36,839	$216,356	$100,000

Gross profit margin	15.0%	17.0%	15.0%	16.1%	16.8%
Adjusted gross profit margin	19.1%	18.3%	15.1%	18.4%	16.9%

Symbotic Inc. and Subsidiaries
Supplemental Common Share Information
Total Common Shares issued and outstanding:

	September 30, 2023	September 24, 2022
Class A Common Shares issued and outstanding	82,112,881	57,718,836
Class V-1 Common Shares issued and outstanding	66,931,097	79,237,388
Class V-3 Common Shares issued and outstanding	407,528,941	416,933,025
	556,572,919	553,889,249

Symbotic Inc. and Subsidiaries
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2023	September 24, 2022
ASSETS
Current assets:
Cash and cash equivalents	$258,770	$353,457
Marketable securities	286,736	—
Accounts receivable	69,206	3,412
Unbilled accounts receivable	121,149	101,816
Inventories	136,121	91,900
Deferred expenses	34,577	29,150
Prepaid expenses and other current assets	85,236	25,663
Total current assets	991,795	605,398
Property and equipment, net	34,507	24,878
Intangible assets, net	217	650
Other long-term assets	24,191	337
Total assets	$1,050,710	$631,263
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$109,918	$68,448
Accrued expenses and other current liabilities	99,992	47,312
Sales tax payable	28,322	12,953
Deferred revenue	787,227	394,244
Total current liabilities	1,025,459	522,957
Deferred revenue	—	31,465
Other long-term liabilities	27,967	7,901
Total liabilities	1,053,426	562,323
Commitments and contingencies	—	—
Equity:
Class A Common Stock, 3,000,000,000 shares authorized, 82,112,881 and 57,718,836 shares issued and outstanding at September 30, 2023 and September 24, 2022, respectively	8	6
Class V-1 Common Stock, 1,000,000,000 shares authorized, 66,931,097 and 79,237,388 shares issued and outstanding at September 30, 2023 and September 24, 2022, respectively	7	8
Class V-3 Common Stock, 450,000,000 shares authorized, 407,528,941 and 416,933,025 shares issued and outstanding at September 30, 2023 and September 24, 2022, respectively	41	42
Additional paid-in capital - warrants	58,126	58,126
Additional paid-in capital	1,254,022	1,237,865
Accumulated deficit	(1,310,435)	(1,286,569)
Accumulated other comprehensive loss	(1,687)	(2,294)
Total stockholders' equity	82	7,184
Noncontrolling interest	(2,798)	61,756
Total equity	(2,716)	68,940
Total liabilities and equity	$1,050,710	$631,263

Symbotic Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Three Months Ended			Year Ended
(in thousands)	September 30, 2023	June 24, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Cash flows from operating activities:
Net loss	$(45,415)	$(39,077)	$(53,258)	$(207,894)	$(139,089)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,705	2,460	1,789	11,311	5,989
Foreign currency (gains) losses, net	(69)	72	47	(3)	25
Loss on disposal of assets	2,791	—	—	2,914	4,098
Deferred taxes, net	(4,620)	—	—	(4,620)	—
Stock-based compensation	32,465	36,999	26,808	154,227	26,858
Changes in operating assets and liabilities:
Accounts receivable	4,483	50,837	(852)	(65,817)	(508)
Inventories	30,517	(25,928)	34,372	(44,104)	(59,572)
Prepaid expenses and other current assets	(78,485)	(25,793)	(78,074)	(78,906)	(121,143)
Deferred expenses	7,700	(5,399)	(28,604)	(5,428)	(28,665)
Other long-term assets	(12,691)	(461)	39	(18,635)	49
Accounts payable	35,559	(13,862)	(27,563)	41,415	41,528
Accrued expenses and other current liabilities	44,699	(13,558)	25,157	64,743	37,898
Deferred revenue	12,158	85,896	46,703	361,518	80,377
Other long-term liabilities	10,731	2,697	1,918	20,073	3,908
Net cash provided by (used in) operating activities	44,528	54,883	(51,518)	230,794	(148,247)
Cash flows from investing activities:
Purchases of property and equipment and capitalization of software development costs	(963)	(8,337)	(7,181)	(21,326)	(17,950)
Proceeds from sale of assets	71	—	—	71	—
Proceeds from maturity of marketable securities	80,000	50,000	—	130,000	—
Purchases of marketable securities	(107,112)	(97,957)	—	(408,209)	—
Net cash used in investing activities	(28,004)	(56,294)	(7,181)	(299,464)	(17,950)
Cash flows from financing activities:
Payment for taxes related to net share settlement of stock-based compensation awards	(14,961)	—	—	(26,674)	—
Net proceeds from issuance of common stock under employee stock purchase plan	1,586	—	—	2,573	—
Net proceeds from equity infusion from the Business Combination	—	—	—	—	384,672
Purchase of interest from non-controlling interest	—	—	—	—	(300,000)
Proceeds from exercise of warrants	—	—	—	—	277,776
Net cash provided by (used in) financing activities	(13,375)	—	—	(24,101)	362,448
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	139	(45)	494	232	572

Net increase (decrease) in cash, cash equivalents, and restricted cash	3,288	(1,456)	(58,205)	(92,539)	196,823
Cash, cash equivalents, and restricted cash - beginning of period	257,630	259,086	411,662	353,457	156,634
Cash, cash equivalents, and restricted cash - end of period	$260,918	$257,630	$353,457	$260,918	$353,457